Exhibit 99.1

Contacts:

Media Contact	Investor Contact
David Grip	Brian Denyeau
AspenTech	ICR
+1 781-221-5273	+1 646-277-1251
david.grip@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the Second Quarter of Fiscal 2014

Burlington, Mass. — January 30, 2014 — Aspen Technology, Inc. (NASDAQ: AZPN), a leading provider of software and services to the process industries, today announced financial results for its second quarter of fiscal year 2014, ended December 31, 2013.

“AspenTech continued to perform at a high level in the second quarter, with financial results that exceeded our guidance on all key metrics. Customer demand and usage patterns continue to be solid and helped drive year-over-year growth of over 13% in total license contract value,” said Antonio Pietri, President and Chief Executive Officer of AspenTech.  “At the same time we remain disciplined from an operational perspective, as evidenced by the $70 million of free cash flow generated on a year-to-date basis.  We are focused on building on our strong first half results and are optimistic about the company’s outlook for the remainder of the fiscal year.”

Second Quarter Fiscal 2014 and Recent Business Highlights

•                 The license portion of total contract value was $1.75 billion at the end of the second quarter of fiscal 2014, which increased 13.3% compared to the second quarter of fiscal 2013 and 3.0% sequentially.

•                 Total contract value, including the value of bundled maintenance, was $2.05 billion at the end of the second quarter of fiscal 2014, which increased 15.2% compared to the second quarter of fiscal 2013 and 3.3% sequentially.

•                 Annual spend, which the company defines as the annualized value of all term license and maintenance revenue contracts at the end of the quarter, was approximately $356 million at the end of the second quarter of fiscal 2014, which increased 11.3% compared to the second quarter of fiscal 2013 and 2.9% sequentially.

Summary of Second Quarter Fiscal Year 2014 Financial Results

AspenTech’s total revenue of $98.8 million increased 27.8% from $77.3 million in the second quarter of the prior fiscal year.

•                  Subscription and software revenue was $88.9 million in the second quarter of fiscal 2014, an increase from $69.0 million in the second quarter of fiscal 2013.

•                  Services & other revenue was $9.8 million in the second quarter of fiscal 2014, compared to $8.3 million in the second quarter of fiscal 2013.

For the quarter ended December 31, 2013, AspenTech reported income from operations of $36.1 million, compared to income from operations of $14.9 million for the quarter ended December 31, 2012.

Net income was $23.3 million for the quarter ended December 31, 2013, leading to net income per share of $0.25, compared to net income per share of $0.10 in the same period last fiscal year.

Non-GAAP income from operations, which adds back stock-based compensation expense, restructuring charges and amortization of intangibles associated with acquisitions, was $39.5 million for the second quarter of fiscal 2014, compared to non-GAAP income from operations of $18.6 million in the same period last fiscal year.  Non-GAAP net income was $25.4 million, or $0.27 per share, for the second quarter of fiscal 2014, compared to non-GAAP net income of $12.3 million, or $0.13 per share, in the same period last fiscal year.  A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

AspenTech had cash and marketable securities of $235.7 million at December 31, 2013, an increase of $14.2 million from the end of the prior quarter after using $30.0 million in cash to repurchase shares of common stock. During the second quarter, the company generated $46.3 million in cash flow from operations and $45.2 million in free cash flow after taking into consideration $1.1 million in capital expenditures and capitalized software.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.  A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing AspenTech’s business.  As the result of adoption of new licensing models, management believes that a number of AspenTech’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing AspenTech’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track AspenTech’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

AspenTech will host a conference call and webcast today, January 30, 2014, at 4:30 p.m. (Eastern Time), to discuss the company’s financial results for the second quarter fiscal year 2014 as well as the company’s business outlook.

The live dial-in number is (877) 245-0126 or (706) 634-5625, conference ID code 35794133. Interested parties may also listen to a live webcast of the call by logging on to the Investor

Relations section of AspenTech’s website, http://www.aspentech.com/corporate/investor.cfm, and clicking on the “webcast” link. A replay of the call will be archived on AspenTech’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 35794133, through March 2, 2014.

About AspenTech

AspenTech is a leading supplier of software that optimizes process manufacturing — for energy, chemicals, engineering and construction, and other industries that manufacture and produce products from a chemical process. With integrated aspenONE solutions, process manufacturers can implement best practices for optimizing their engineering, manufacturing and supply chain operations. As a result, AspenTech customers are better able to increase capacity, improve margins, reduce costs and become more energy efficient. To see how the world’s leading process manufacturers rely on AspenTech to achieve their operational excellence goals, visit www.aspentech.com

Forward-Looking Statements

The second paragraph of this press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation: AspenTech’s failure to develop new software products, enhance existing products and services, or penetrate new vertical markets; demand for, or usage of, aspenONE software declines for any reason; unfavorable economic and market conditions or a lessening demand in the market for process optimization software; and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission. AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech expressly disclaims any current intention to update forward-looking statements after the date of this press release.

© 2014 Aspen Technology, Inc. AspenTech, aspenONE, the Aspen leaf logo, Aspen Plus and Aspen HYSYS are trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS *

(Unaudited in thousands, except per share data)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Revenue:
Subscription and software	$88,924	$69,037	$167,607	$132,800
Services and other	9,845	8,272	18,727	15,966
Total revenue	98,769	77,309	186,334	148,766
Cost of revenue:
Subscription and software	5,022	5,118	9,642	10,246
Services and other	7,421	7,255	14,879	14,465
Total cost of revenue	12,443	12,373	24,521	24,711
Gross profit	86,326	64,936	161,813	124,055
Operating expenses:
Selling and marketing	24,178	23,303	47,109	44,894
Research and development	15,016	15,039	30,850	30,805
General and administrative	11,013	11,671	22,889	24,439
Restructuring charges	7	(6)	4	34
Total operating expenses	50,214	50,007	100,852	100,172
Income from operations	36,112	14,929	60,961	23,883
Interest income	307	955	694	2,054
Interest expense	(8)	(116)	(26)	(373)
Other income (expense), net	(531)	(57)	(1,335)	(334)
Income before provision for income taxes	35,880	15,711	60,294	25,230
Provision for income taxes	12,617	5,774	22,032	10,880
Net income	$23,263	$9,937	$38,262	$14,350
Net income per common share:
Basic	$0.25	$0.11	$0.41	$0.15
Diluted	$0.25	$0.10	$0.41	$0.15
Weighted average shares outstanding:
Basic	92,839	93,512	93,124	93,470
Diluted	93,816	95,463	94,137	95,541

* Beginning with the first quarter of fiscal 2014, revenue from software maintenance support (SMS) is included within subscription and software revenue in our unaudited consolidated statements of operations.  Prior to fiscal 2014, SMS revenue was included within services and other revenue.  Additionally, beginning in the first quarter of fiscal 2014, the cost of providing SMS is included within subscription and software cost of revenue.  Prior to fiscal 2014, the cost of providing SMS was included within services and other cost of revenue.  Corresponding line items in the consolidated statements of operations for the three and six months ended December 31, 2012 have been reclassified to conform to the current period presentation.  Refer to the company’s Form 10-Q for the period ended December 31, 2013 for additional details.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited in thousands, except share data)

	December 31,	June 30,
	2013	2013

ASSETS
Current assets:
Cash and cash equivalents	$137,477	$132,432
Short-term marketable securities	81,173	57,015
Accounts receivable, net	30,043	36,988
Current portion of installments receivable, net	5,617	13,769
Unbilled services	782	1,965
Prepaid expenses and other current assets	9,422	9,665
Prepaid income taxes	273	288
Current deferred tax assets	26,422	33,229
Total current assets	291,209	285,351
Long-term marketable securities	17,057	35,353
Non-current installments receivable, net	992	963
Property, equipment and leasehold improvements, net	7,123	7,829
Computer software development costs, net	1,733	1,742
Goodwill	19,199	19,132
Non-current deferred tax assets	15,130	25,250
Other non-current assets	6,468	7,128
Total assets	$358,911	$382,748

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,133	$846
Accrued expenses and other current liabilities	29,042	34,421
Income taxes payable	1,767	1,697
Current deferred revenue	181,072	178,341
Current deferred tax liabilities	156	156
Total current liabilities	213,170	215,461
Non-current deferred revenue	43,695	53,012
Other non-current liabilities	11,571	12,377
Commitments and contingencies
Series D redeemable convertible preferred stock, $0.10 par value— Authorized— 3,636 shares as of December 31, 2013 and June 30, 2013 Issued and outstanding— none as of December 31, 2013 and June 30, 2013	—	—
Stockholders’ equity:
Common stock, $0.10 par value— Authorized—210,000,000 shares Issued— 100,549,498 shares at December 31, 2013 and 99,945,545 shares at June 30, 2013 Outstanding— 92,617,481 shares at December 31, 2013 and 93,683,769 shares at June 30, 2013	10,055	9,995
Additional paid-in capital	583,523	575,770
Accumulated deficit	(311,555)	(349,817)
Accumulated other comprehensive income	8,684	7,263
Treasury stock, at cost—7,932,017 shares of common stock at December 31, 2013 and 6,261,776 shares of common stock at June 30, 2013	(200,232)	(141,313)
Total stockholders’ equity	90,475	101,898
Total liabilities and stockholders’ equity	$358,911	$382,748

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited in thousands)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Cash flows from operating activities:
Net income	$23,263	$9,937	$38,262	$14,350
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,277	1,370	2,479	2,687
Net foreign currency loss (gain)	515	(183)	1,079	(304)
Stock-based compensation	3,151	3,453	7,538	7,768
Deferred income taxes	8,173	5,636	16,791	9,858
Provision for bad debts	766	65	786	162
Excess tax benefits from stock-based compensation	(42)	—	(83)	—
Other non-cash operating activities	823	25	896	28
Changes in assets and liabilities:
Accounts receivable	5,342	(16,852)	6,494	(7,957)
Unbilled services	977	568	1,171	606
Prepaid expenses, prepaid income taxes, and other assets	666	1,462	1,536	5,905
Installments receivables	5,316	14,071	8,345	25,101
Accounts payable, accrued expenses, and other liabilities	3,909	4,750	(5,568)	(8,503)
Deferred revenue	(7,793)	11,377	(7,470)	4,439
Net cash provided by operating activities	46,343	35,679	72,256	54,140
Cash flows from investing activities:
Purchase of marketable securities	(11,018)	—	(18,992)	—
Maturities of marketable securities	7,886	—	12,424	—
Purchase of property, equipment and leasehold improvements	(809)	(767)	(1,724)	(2,567)
Insurance proceeds	—	—	—	2,222
Purchase of technology intangibles	—	—	—	(527)
Capitalized computer software development costs	(285)	(435)	(504)	(435)
Net cash used in investing activities	(4,226)	(1,202)	(8,796)	(1,307)
Cash flows from financing activities:
Exercise of stock options	1,497	5,072	4,430	9,120
Repayments of secured borrowings	—	(5,616)	—	(11,010)
Repurchases of common stock	(30,000)	(19,689)	(58,919)	(36,852)
Payment of tax withholding obligations related to restricted stock	(1,788)	(2,312)	(4,237)	(4,288)
Excess tax benefits from stock-based compensation	42	—	83	—
Net cash used in financing activities	(30,249)	(22,545)	(58,643)	(43,030)
Effect of exchange rate changes on cash and cash equivalents	5	(71)	228	179
Increase in cash and cash equivalents	11,873	11,861	5,045	9,982
Cash and cash equivalents, beginning of period	125,604	163,363	132,432	165,242
Cash and cash equivalents, end of period	$137,477	$175,224	$137,477	$175,224

Supplemental disclosure of cash flow information:
Income tax paid, net	$3,715	$778	$5,045	$1,812
Interest paid	8	116	26	373

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

GAAP Results Reconciled to Non-GAAP Results

The following table reflects selected Aspen Technology GAAP results reconciled to Non-GAAP results.
(unaudited in thousands, except per share data)

	Three Months Ended December 31,		Six Months Ended December 31,
	2013	2012	2013	2012
Total expenses
GAAP total expenses (a)	$62,657	$62,380	$125,373	$124,883
Less:
Stock-based compensation (b)	(3,151)	(3,453)	(7,538)	(7,768)
Restructuring charges	(7)	6	(4)	(34)
Amortization of purchased technology intangibles	(224)	(199)	(473)	(302)

Non-GAAP total expenses	$59,275	$58,734	$117,358	$116,779

Income from operations
GAAP income from operations	$36,112	$14,929	$60,961	$23,883
Plus:
Stock-based compensation (b)	3,151	3,453	7,538	7,768
Restructuring charges	7	(6)	4	34
Amortization of purchased technology intangibles	224	199	473	302

Non-GAAP income from operations	$39,494	$18,575	$68,976	$31,987

Net income
GAAP net income	$23,263	$9,937	$38,262	$14,350
Plus:
Stock-based compensation (b)	3,151	3,453	7,538	7,768
Restructuring charges	7	(6)	4	34
Amortization of purchased technology intangibles	224	199	473	302
Less:
Income tax effect on Non-GAAP items (c)	(1,218)	(1,316)	(2,885)	(2,926)

Non-GAAP net income	$25,427	$12,267	$43,392	$19,528

Diluted income per share
GAAP diluted income per share	$0.25	$0.10	$0.41	$0.15
Plus:
Stock-based compensation (b)	0.03	0.04	0.08	0.08
Restructuring charges	—	—	—	—
Amortization of purchased technology intangibles	—	—	0.01	—
Less:
Income tax effect on Non-GAAP items (c)	(0.01)	(0.01)	(0.03)	(0.03)

Non-GAAP diluted income per share	$0.27	$0.13	$0.46	$0.20

Shares used in computing Non-GAAP diluted income per share	93,816	95,463	94,137	95,541

(a) GAAP total expenses

	Three Months Ended December 31,		Six Months Ended December 31,
	2013	2012	2013	2012
Total costs of revenue	$12,443	$12,373	$24,521	$24,711
Total operating expenses	50,214	50,007	100,852	100,172
GAAP total expenses	$62,657	$62,380	$125,373	$124,883

(b) Stock-based compensation expense was as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
	2013	2012	2013	2012
Cost of services and other	$327	$316	$628	$659
Selling and marketing	710	972	1,821	1,949
Research and development	889	742	1,745	1,483
General and administrative	1,225	1,423	3,344	3,677
Total stock-based compensation	$3,151	$3,453	$7,538	$7,768

(c) The income tax effect on Non-GAAP items for the three and six months ended December 31, 2013 and 2012 is calculated utilizing an estimate of our future effective tax rate.